Short-term debt (Tables)	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Schedule of Short-term Debt

	December 31, 2020	December 31, 2019
Revolving financing facility (a)	$17,428	$3,625
Credit facility (b)	6,017	—
Balance, end of year	$23,445	$3,625

The 2019 comparative figures have been revised to conform with current year presentation.

(a)    The Company has a revolving financing facility with HSBC. This facility is secured by certain receivables of the Company and the maximum draw amount is $20,000, based on the receivables outstanding. As the Company collects these secured receivables, the facility is repaid. The interest rate for this facility is the LIBOR rate plus 2.5%.

(b)    On July 23, 2020, the Company entered into a one-year $10,000 non-revolving term credit facility with EDC to provide working capital support in response to short-term liquidity shortfalls as a result of the COVID-19 pandemic. This credit facility's interest rate is the U.S. Prime Rate plus 3.0% per annum on amounts drawn and has no prepayment penalty or standby charge. As at December 31, 2020, the Company has drawn $6,000 on this facility. On February 16, 2021, the Company and EDC amended the credit facility availability period to February 16, 2021 and the Company will not draw any additional funds from this facility.